McMoRan Exploration Co.

4th Quarter 2008 Conference Call



James R. Moffett   Richard C. Adkerson

Co-Chairmen of the Board

January 21, 2009

www.mcmoran.com

www.mpeh.com

MMR LISTED NYSE

Cautionary Statement

This is an oral presentation which is accompanied by slides. Readers are urged to review our SEC filings.

This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; the economic potential of properties; estimated exploration and development costs and the potential Main Pass Energy Hub™ Project. Accuracy of these forward-looking statements depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. McMoRan cautions readers that it assumes no obligation to update or publicly release any revisions to the forward-looking statements in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise these statements more frequently than quarterly. Important factors that might cause future results to differ from these forward-looking statements include: adverse conditions such as high temperature and pressure that could lead to mechanical failures or increased costs; variations in the market prices of oil and natural gas; drilling results; unanticipated fluctuations in flow rates of producing wells; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; as well as other general exploration and development risks and hazards. These and other factors are more fully described in McMoRan's 2007 Annual Report on Form 10-K on file with the Securities and Exchange Commission.

The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain phrases and terms in this presentation, such as "estimates of proved, probable and possible reserves (3P reserves)" and "gross unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. We urge you to consider closely the disclosure of proved reserves included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2007.

This presentation also contains a financial measure commonly used in the oil and natural gas industry but is not defined under GAAP. As required by SEC Regulation G, reconciliations of these measures to amounts reported in McMoRan's consolidated financial statements are in the supplemental schedules of this presentation.

2008 Highlights

- Active Development of Flatrock Field
  - Logged Pay in 6 Wells to Date
  - Four Wells Online; 2 Wells Expected to Commence in 2009
  - Future Wells Being Planned
- Confirmed Potential for Significant Accumulations of Hydrocarbons Below 30,000' on Shelf of GOM at ST 168 Ultra-Deep Well
- Reduced Debt by $426 mm in 2008; Includes $141 mm in Convertible Securities
- Cash Totaled $93.5 mm at 12/31/08
- 2008 Production Averaged 245 MMcfe/d vs. 152 MMcfe/d in 2007
  - 4Q08 Production Averaged 162 MMcfe/d
  - Continuing to Restore Production Affected by Hurricane Ike
- Independent Engineers' Estimates of Proved Reserves Totaled 345 Bcfe at Year-End 2008

Financial Summary



Financial Results (in millions)	4Q08	2008
Revenues	$116	$1,072
Net Loss	$ (309)	$(234)
EBITDAX (1)	$70	$779
Operating Cash Flows	$(13) (2)	$623
Capital Expenditures	$49	$236
Cash	$ 93	$ 93

Special Items Included in Results: (in millions)		
Impairment Charges	$292	$311
Realized (Gain) Loss on Derivative Contracts	$(9)	$24
Unrealized (Gain) Loss on Derivative Contracts	$(43)	$(40)
Hurricane Charges	$17	$169
Dry Hole Costs	$17	$34

(1) See reconciliation of this non-GAAP measure on page 35.
(2) After $24 mm in working capital uses

Fourth-Quarter Impairment Charges: Total $292 Million

- **Accounting Rules Require Impairment Assessments:**
  - If Events Indicate that Proved O&G Property Carrying Amounts may not be Recoverable Based on Estimated Future Undiscounted Cash Flows
  - Performed on a Field by Field Basis (i.e., Fields with Future Cash Flows Above Carrying Values are not Written up While Fields with Future Cash Flows Below Carrying Values are Written Down)
  - For Fields with Carrying Values Above Future Cash Flows, Carrying Values are Reduced to Fair Value

- **Amounts Include**
  - $247 mm on Properties with Proved Reserves (Impairment Assessment Based on Forward Prices and Independent Reserve Engineers' Estimates for Reserves as of 12/31/08)
  - $45 mm on Unevaluated Wells (Mound Point South and JB Mountain Deep) – Considered Near Term Drilling Plans in Current Market Environment. Potential Future Plans for These Wells Will Depend on Ongoing Geologic Assessments and Market Conditions.

- **Amounts are Reflected in DD&A and Had No Effect on Cash Flows**

2007 $1.1 Billion GOM Acquisition Key Metrics



- **Significant Cash Flow**
- **High Quality Reserve Estimates**
- **Expanded Footprint and Opportunities in GOM**
- **High Potential Ultra-Deep Opportunities**

Debt Reduction [1]

($ in mms)


$1,410
Converts
$1,194
$375
$300
Debt at Time of Acquisition in August 2007
12/31/08

[1] *Includes convertible debt*

Cash Flow Through 12/31/08

($ in mms)


$640 (2)
$720 (3)
Projected Cash Flows Through 12/31/08 at Time of Acquisition
Actual Cash Flows Through 12/31/08

(2) Projected realizations, before hedging, of $8.24/mcf for gas and $68/bbl for oil based on forward pricing on 7/1/07

(3) Actual realizations, before hedging, of $8.75/mcf for gas and $98/bbl for oil.

Proved Reserves

(Bcfe)


321
335
Proved Reserves
(231 Bcfe)
Produced Through 12/31/08
Proved Reserves at 7/1/07
Post-Acquisition Production + Proved Reserves at 12/31/08

4Q08 Average Production Rates For Top Fields (MMcfe/d)


"Liberty Canal"
Gross: 27; Net: 7
LA State Lease 18090
"Long Point"
Gross: 28; Net: 8
"Laphroaig"
Gross: 37; Net: 11
South Marsh Island 212
"Flatrock"
No. 1 - Gross: 32; Net 6
No. 2 - Gross: 101; Net 19
No. 3 - Gross: 22; Net 4
No. 4 (2) - Gross: 9; Net 2
Grand Isle 3
Gross: 16; Net: 6
South Pelto 9
Gross: 24; Net: 7
Main Pass 138
Gross: 6; Net: 5
Main Pass 299
Gross: 11; Net: 9
Eugene Island 251 (1)
Vermilion 215
Eugene Island 182
Gross: 21; Net: 11
South Timbalier 148
Gross: 10; Net: 5
South Marsh Island 141 (1)
South Timbalier 193
Gross: 17; Net: 8
Eugene Island 318 (1)
South Timbalier 299 (3)
Gross: 12; Net: 8
Eugene Island 346 (1)
Current Status Post Hurricane
Production Restored
Shut In Since Hurricane

4Q08 Sales	4Q08	12-mo. 2008
Natural Gas (Bcf)	10.2	59.9
Oil (mm bbls)	0.6	3.6
Plant Products (Bcfe)	1.0	8.0

(1) Field remains shut in due to delays associated with availability of third party pipelines and processing facilities.

(2) The No. 4 well, which tested at a gross rate of 124 MMcfe/d (23 MMcfe/d net to McMoRan) in October 2008, is currently producing at 60 MMcfe/d with a targeted a gross rate of 90 MMcfe/d.

(3) Current production rate

Status Report Post 3Q08 Hurricanes

- 4Q08 Production Continued to be Impacted by Downstream Facilities Damaged by September 2008 Hurricanes

- Production
  - 4Q08 Actual: 162 MMcfe/d
  - Current: ~200 MMcfe/d
  - Still Offline: ~60 Mmcfe/d
  - 1Q09 Estimate: 190-200 MMcfe/d

- Timing of Restoring Production is Dependent on Downstream Pipelines and Facilities Operated by Third Parties

- Pursuing Insurance Recovery for Hurricane Related Costs (Will be Funded Over Multi-year Period)

Flatrock Field Status Report



Flatrock Wells	Well Type	Total Pay Intervals	Net Feet of Pay (1)	Status
1st – #228	Discovery	8	260	Producing
2nd – #229	Delineation	8	289	Producing
3rd – #230	Delineation	8	256	Producing
4th – #231	Development	2	116	Producing
5th – #232	Development	8	155	Completing
6th – #233	Delineation	2	40	Drilling
7th – #234(2)	Delineation	n/a	n/a	To Spud in 2Q09

(1) Confirmed with wireline logs.
(2) Located 4,000' southwest of Well #233; location pending full evaluation of the #233 well currently drilling.

Flatrock Major Discovery



Flatrock Ryder Scott Proved Reserves at 12/31/08


Undeveloped
12%
Producing
25%
Non-producing
63%

357 Bcfe Gross
66 Bcfe Net


208
207
211
212
213
FLATROCK
Flatrock #229(2)
• 8 stacked pay sands
• 289 net feet of pay
• 114 MMcfe/d test rate
• Online July 6, 2008 in Rob-L
Flatrock #231 (4)
• 2 stacked pay sands
• 116 net feet of pay
• 124 MMcfe/d test rate
• Online Nov. 19 2008
ROB L
#229
#232
#231
#228
Flatrock #228 (1)
• 8 stacked pay sands
• 260 net feet of pay
• Online Jan. 28, 2008 in Operc
Flatrock #232 (5)
• 8 stacked pay sands
• 155 net feet of pay
• Completing
OPERC
#230
218
217
216
Flatrock #230 (3)
• 8 stacked pay sands
• 256 net feet of pay
• Online July 31, 2008
#233
Flatrock #233 (6)
• 2 stacked pay sands
• 40 net feet of pay
• Spud Oct. 28, 2008
• Proposed TD 19,700'
• Drilling
#234 (7)
#227
GYRO
#225
#226
#223
HURRICANE
HURRICANE DEEP
#223, #227 - Rob L Production
#225 - Evaluating
#226 - DISCOVERY
Rob L & Gyro Sands
ONE MILE
Discovery
Productive
Drilling
Proposed

Located on OCS 310 at South Marsh Island Block 212 in 10 Feet of Water

6 Successful Wells Drilled to Date

NOTE: McMoRan owns a 25% Working Interest and an 18.8% Net Revenue Interest.

OCS 310/LA State Lease 340 – Gross Unrisked Potential For The Area Below Shallow Production


LA STATE LEASE 340
OCS 310
3 MILE LINE
17S5E
LIGHTHOUSE POINT .5 TCFE
FLATROCK/HURRICANE 1.5 TCF
GLADSTONE 0.45 TCF
MD. PT. WEST 0.5 TCF
MOUND POINT 2.6 TCFE
MD. PT. SOUTH/ Tom Sauk 0.5 TCF
TIGER SHOAL FIELD 3.3 TCFE
BLUEBERRY HILL 0.5 TCF
J.B. MOUNTAIN 0.5 TCF
J.B. MOUNTAIN DEEP 0.5 TCF
SMI 236 FIELD .5 TCFE
7 Miles To Ammazzo
1 Miles
209
208
207
210
211
212
213
219
218
216
214
220
221
222
224
225
231
230
229
228
227
226
Productive
Discovery
Drilling
Proposed
Temporarily Abandoned
Proven Deep Areas
Potential
Historical Shallow Production
1/09

NOTE: We use certain phrases and terms in this presentation, such as "gross unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

Reserve Data as of 12/31/08

	Bcfe
Ryder Scott Proved Reserves at 12/31/07	363.9
2008 Production	(89.8)
Additions	56.4
Revisions	(0.8)
Lease Acquisitions	15.1
Ryder Scott Proved Reserves at 12/31/08	344.8
PV of Proved Reserves @ 10%(1)	$708 Million
PV of Proved Reserves @ 10% Using NYMEX Forward Pricing @ 12/31/08	$1.2 Billion
3P Reserves at 12/31/08	630 Bcfe

(1) Independent engineers' estimates of the present value of future net cash flows before income taxes from the production and sale of McMoRan's estimated proved reserves, were determined using a ten percent discount rate, market pricing at the end of 2008 of $44.60 per bbl of oil and $5.71 per MMbtu of natural gas, and other assumptions required by the Securities and Exchange Commission.

Cautionary Language: The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. ***We use certain phrases and terms, such as "estimates of proved, probable and possible reserves (3P reserves)" which the SEC's guidelines strictly prohibit us from including in filings with the SEC.*** *Estimates of proved reserves meeting the SEC's requirements are included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2007.*

Main Pass Block 299
Reserve Sensitivities

Net Reserves in Bcfe

MP 299 Proved Reserves


20.1
28.3
9.9
Year-end 2007 $96/bbl
Mid-year 2008 $140/bbl
Year-end 2008 $45/bbl

Estimated MP 299 Year End 2008 Reserves at Various Pricing


11.9
23.8
28.8
$50/bbl
$100/bbl
$140/bbl (mid-year pricing)

NOTE: Prices before sour crude differential reflected in reserve estimates.

Proved Reserves as of 12/31/08

By Category


PUD
16%
PDP
29%
PDNP
48%
PDSI
7%

345 Bcfe

By Commodity


Oil
30%
Gas
70%

345 Bcfe

Tom Sauk Exploration Prospect



Located on
Louisiana State Lease 340
in < 10 Feet of Water

MMR WI: 18.3%

MMR NRI: 14.5%

Current Depth: 17,700'

PTD: 19,000'


298
297
296
1
McMoRan #5
Mound Point South
TA
McMoRan #7
Drilling
215
214
299
8
ONE MILE
224
225
300
Tom Sauk
9
1/09

- **Lies Below Significant Shallow Production at Mound Point**
- **Targeting *Operc/Gyro* Sands Updip From Mound Point South**
- **Gross Unrisked Potential: 500 Bcfe***

** Includes potential for Mound Point South on west side of structure*

Gladstone East Exploration Prospect



Located on Louisiana State Lease 340 in < 10 Feet of Water



207
293
294
17S5E
295
212
213
298
297
McMoRan Gladstone West
McMoRan Gladstone East Drilling
217
216
215
214
ONE MILE
Gladstone
1/09

MMR WI: 33.1%

MMR NRI: 24.5%

Spud: 4Q08

Current Depth: 15,600'

PTD: 18,050'

- **Located ~ 5 miles East of Flatrock Field**
- **Lies Below Significant Shallow Production on Western Flank of Mound Point**
- **Targeting *Rob-L/Operc* Sands**
- **Gross Unrisked Potential: 450 Bcfe**

Ammazzo Proximity to Flatrock/JB Mountain

Located Approximately 16 and 11 Miles South-Southeast of Flatrock and JB Mountain, Respectively


LIGHTHOUSE POINT
FLATROCK
LA STATE LEASE 340
TIGER SHOAL
HURRICANE
J.B. MTN.
J.B. MTN. DEEP
STRUCTURAL AXIS OF RIDGE TRENDING FROM FLATROCK, HURRICANE, JB MTN., JB MTN DEEP TO AMMAZZO
OCS 310
AMMAZZO
1/09

Ammazzo Exploration Prospect



Located in 25 feet of water


AMMAZZO
McMoRan Drilling
McMoRan Prop Loc.
ONE MILE
1/09

MMR WI: 25.9%

MMR NRI: 21.1%

Spud: November 2008

Current Depth: 7,900'

PTD: 24,500'

- Targeting one of the Largest Undrilled Structures Below 15,000' on the Shelf
- Positioned on the Southern Portion of the Structural Ridge Extending From Flatrock and JB Mountain
- Gross Unrisked Potential of 500 Bcfe to > 1 Tcfe

McMoRan Acreage Position

Rights to 1.2 Million Gross Acres, Including 227,000 Acres in the Ultra-deep Trend



Flatrock Area
OCS 310/LA State Lease 340
McMoRan has rights to 150,000 gross acres.
South Timbalier Block 168 (BLACKBEARD)
McMoRan Controls 25,000 Gross Acres
STATE
FEDERAL
100'
650'
1/09

- MOXY Acreage
- Ultra-deep Potential Acquired in August 2007

South Timbalier Block 168 Exploration Prospect



Located in 70 Feet of Water


165
164
112
111
110
186
187
141
142
143
B
SOUTH TIMBALIER
SHIP SHOAL
189
188
168
167
166
McMoRan Blackbeard West #1BP2 TA
McMoRan Blackbeard Prop
B'
210
211
169
170
171
Blackbeard - ST 167/168
1 Mile
Scale
1/09

- **Drilled to 32,997' and Temporarily Abandoned**
- **Logged 4 Potential Hydrocarbon Bearing Zones – Further Evaluation Needed**
- **Working on Design for Completion & Production Test**
- **McMoRan Operates and Owns 32.3% WI**

MCMORAN EXPLORATION CO.

South Timbalier Block 168
Cross Section


Generalized Cross Section
Blackbeard Area
B
South Timbalier 168
B'
ST 168 #1
BP2
Proposed
ST 167 #1
Offset Well
Wedge
Conceptual Model
Depositional Wedge
~ 2.5 Miles
ST 168 #1
BP2
Proposed
ST 167 #1
Offset Well
Wedge
Depositional Thinning
on Crest of Paleo Structure
Depositional Thickening
off Crest of Paleo Structure
N
S
WNW
ESE

Achievement of Significant Debt Reduction


(US$ millions)
Total Debt
$1,500
$1,000
$500
$0
$1,410 (1)
Convertible Debt
$1,194
$801 (1)
$585
$375 (2)
$300
At Time of Acquisition in August 2007
12/31/07
12/31/08

NOTE: Used $450 million in net proceeds from concurrent equity/equity linked offering in November 2007 to reduce debt

(1) Convertible debt as of June 30, 2007 and December 31, 2007 included $101 MM in 6% convertible senior notes due in July 2008 and $115 MM in 5.25% convertible notes due in 2011

(2) Convertible debt as of December 31, 2008 included $75 MM in 5.25% convertible senior notes due in 2011. These notes have a $16.575 per share conversion price.

McMoRan Debt Maturities 12/31/08

(US$ millions)

Total Capitalization at 12/31/08

Revolving Credit Facility	$ -0-
Senior Notes Due 2014	$300
Sub-Total	$300
Convertible Debt	75
Total Debt	$375
Cash	$93


$400
$300
$200
$100
$0
$0
$0
$75
5.25% Conv. Senior Notes(1)
$0
$0
$300
11.875% Senior Notes
$0
2009
2010
2011
2012
2013
2014
Thereafter
Public Debt
Convertible Debt

(1) Conversion price of $16.575 per share common

2009 Outlook

- **2009 Production Estimated to Average 220-230 MMcfe/d**
  - **190-200 MMcfe/d Estimated for 1Q09**

- **Continuing Active Drilling Program**
  - **OCS 310/LA State Lease 340 Area**
    - Flatrock Development/Exploitation Wells
    - Tom Sauk
    - Gladstone
  - **Ammazzo**
  - **South Timbalier Block 168 No. 1 (Previously Known as Blackbeard West)**

- **2009 Capital Expenditures Estimated to ~ $230 MM**
  - **$100 MM in Exploration Costs**
  - **$75 MM in Development Costs**
  - **$55 MM for Costs Incurred in 2008 That Will be Funded in 2009**
  - **Spending to Continue to be Driven by Opportunities and Managed Within Cash and Cash Flows, Including Potential Participation by Partners in Projects**

Amounts above are estimates. Please see Cautionary Statement.

Cash Flow Sensitivities

($ in millions)

2009e EBITDAX (1)


$260
$330
$400
-$1/Mcf
-$5/Bbl
Forward
Pricing
+$1/Mcf
+$5/Bbl

(1) Based on 2009 production estimate from existing fields and assumes NYMEX forward curve pricing as of January 15, 2009 ($5.30/MMbtu and $50.50/bbl for 2009). Estimates include the projected impact of derivative contracts currently in place (see slide 34). After considering the impact of our current hedge positions, each $1.00/MMbtu change in the natural gas price in 2009 would impact annual EBITDAX by $55 million and each $5/bbl change in the oil price would impact our EBITDAX by $15 million. A 5 percent change in production volume (natural gas equivalents) would impact our EBITDAX by approximately $25 million.

e = estimate. Please see Cautionary Statement.

Financial Policy

- **Maintain Strong Balance Sheet to Enable Future Growth**
- **Capital Spending to be Driven by Opportunities and Managed Within Cash Flows**
- **Commit Capital to High Potential Opportunities While Maintaining Capital Discipline**
- **Manage Risk Through Partnering**

Key Investment Highlights

- **Significant Reserves and Production Profile**
- **High Impact Exploration Prospects**
  - **Recent Exploration Success Provides Multiple Near-term Opportunities**
- **One of the Largest Acreage Holders on GOM Shelf**
- **Additional Upside From Potential MPEH™ LNG/Storage Project**
- **Experienced Management With a Track Record of Success**
- **Attractive Risk/Reward Profile**

McMoRan

McMoRan Exploration Co.

Reference Slides

MMR
LISTED
NYSE

Deeper Pool Success in OCS 310/ LA State Lease 340 Area


LA STATE LEASE 340
FLATROCK #229
ONLINE 3Q08
FLATROCK #231
ONLINE 4Q08
FLATROCK #232
Completing
FLATROCK #228
ONLINE 1Q08
FLATROCK #230
Online 3Q08
FLATROCK #233
Drilling
MOUND POINT WEST
McMoRan Proposed
MOUND POINT
McMoRan #2
MOUND POINT
El Paso #1(114)
ONLINE 4Q03
GLADSTONE EAST
Drilling
GLADSTONE WEST
McMoRan Proposed
HURRICANE
McMoRan #225
Evaluating
MOUND POINT SOUTH
McMoRan #5
TOM SAUK
McMoRan #7 Drilling
OCS 310
3 MILE LINE
HURRICANE
McMoRan #223
McMoRan #227
ONLINE 1Q05
HURRICANE DEEP
McMoRan #226
ONLINE 1Q08
JB MOUNTAIN
El Paso #218ST
El Paso #219
ONLINE 2Q03
JB MOUNTAIN DEEP
McMoRan #224
BLUEBERRY HILL
McMoRan #1
7 Miles To Ammazzo
17S5E
MPE MMR #6
HURR BP #220
LEGEND
Discoveries
Productive
Drilling
Proposed Locations
Temporarily Abandoned
1 Miles
1/09
G
G'
A
A'
Z
Z'
209
208
207
212
213
215
216
214
220
221
222
223
224
225
230
231
228
227
226
Ammazzo

MCMORAN EXPLORATION CO.

Hurricane Deep/JB Mountain/Mound Point South/Tom Sauk Cross Section



Hurricane Deep
JB Mountain
Mnd. Pt. South
A
NW
McMoRan #226
El Paso #220
SE SW
EL PASO #218
TA
McMoRan #5
McMoRan Tom Sauk Drilling
McMoRan MPE #6
A'
NE
Tiger Shoal Field Shallow Production 3.4 TCFG
Mound Point Shallow Production 2.6 TCFG
10000
15000
20000
25000
ROB-L
ROB-L
UNCONFORMITY
OPERC
OPERC
Producing
Producing
GYRO
GYRO
GYRO
"Big Blue" Fault
12 Miles
1/09

Flatrock/Gladstone/Mound Point Cross Section


G
W
G'
E
Flatrock
Gladstone
Mound Pt.
McMoRan #228
Prop. West Loc.
McMoRan East Loc. Drilling
McMoRan #2
El Paso #1
McMoRan MPE #6
Tiger Shoal Field Shallow Production 3.4 TCFG
Mound Point Shallow Production 2.6 TCFG
10000
15000
20000
25000
ROB-L
ROB-L
Producing
Producing
UNCONFORMITY
OPERC
OPERC
GYRO
GYRO
"Big Blue" Fault
12 Miles
1/09

McMoRan EXPLORATION CO.

Flatrock/JB Mountain/Ammazzo Cross Section



Flatrock
Hurr. Deep
J. B. Mtn.
J. B. Mtn. Deep
Ammazzo
Z
NW
Z'
SE
MMR #229
MMR #232
MMR #231
MMR #226
CVX #230
MMR #233 Drilling
MMR #226
El Paso #220
EL PASO #218
MMR #224
MMR #2 Drilling
Prop. Loc.
Lighthouse Point Shallow Production 0.5 TCFE
Tiger Shoal Field Shallow Production 3.4 TCFG
ROB-L
Producing
OPERC
GYRO
UNCONFORMITY
"Big Blue" Fault
6 Miles
20 Miles

Comparison to Significant Deepwater Discovery


K2 Field - Green Canyon Area
Conceptual Structural Cross Section A-A'
WEDGE MODEL
Reported Downdip Appraisal Well (2008)
(Location Projected)
A'
A
4 Miles
2 (2004)
3 (2003)
2 (2002)
1 (1999)
84' NFP
+-60' NFP
25,000' TVD
Wedge Model
+-128 NFP
26,000' TVD
27,000' TVD
28,000' TVD
+-165 NFP
Reported a New Pay Zone NFP?
Lower Miocene
4000' Column
5000' Column ?
Reported Oil/Water Contact Established
K2 Field
Map Lower Miocene
Reported Field Size "2-4 BBOE in Place"
SALT
519
562
563
605
606
Green Canyon Area

"Schematic cross-section based on public data by the operator of the K2 discovery in the deepwater GOM in the Green Canyon area as interpreted by McMoRan"

Hedge Positions

Natural Gas Positions (million MMbtu)

	Open Swap Positions(1)		Put Options(2)	
	Volumes	Average Swap Price	Volumes	Average Floor
2009	7.3	$ 8.97	3.2	$ 6.00
2010	2.6	$ 8.63	1.2	$ 6.00

Mark to market position on natural gas at 12/31/08: $29.0 MM Gain

Oil Positions (thousand bbls)

	Open Swap Positions(1)		Put Options(2)	
	Volumes	Average Swap Price	Volumes	Average Floor
2009	322	$ 71.82	125	$ 50.00
2010	118	$ 70.89	50	$ 50.00

Mark to market position on oil at 12/31/08: $8.5 MM Gain

(1) Covering periods January-June and November-December
(2) Covering periods July-October

Reconciliation of Non-GAAP Measure

EBITDAX is a financial measure commonly used in the oil and natural gas industry but is not defined under accounting principles generally accepted in the United States of America ("GAAP"). As defined by us, EBITDAX reflects our adjusted oil and gas operating income. EBITDAX is derived from net (loss) income from continuing operations before other (income) expense, interest expense (net), income taxes, start-up costs for Main Pass Energy Hub™ project, exploration expenses, depreciation, depletion and amortization expense, stock-based compensation charged to general and administrative expenses, unrealized (gains) losses on oil & gas derivative contracts, and insurance recovery. EBITDAX should not be considered by itself or as a substitute for net income, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP, or as a measure of our profitability or liquidity. Because EBITDAX excludes some, but not all, items that affect net income, this measure varies among companies. The EBITDAX data presented above may not be comparable to similarly titled measures of other oil and gas companies. A reconciliation of net (loss) income to EBITDAX for the fourth quarter and twelve-months ended of 2008 is set forth below:

	4th Qtr.	12-mos.
	($ in millions)	
Net loss applicable to common stock	$ (309)	$ (234)
Preferred dividends and amortization of convertible preferred stock issuance costs	3	22
Loss from discontinued operations	3	6
Income from continuing operations	(303)	(206)
Other expense	0	2
Interest expense, net	10	51
Income tax	0	2
Start-up costs for Main Pass Energy Hub™ project	1	6
Exploration expenses	24	74
Depreciation, depletion and amortization expense	362	855*
Hurricane-related charges included in production and delivery costs	17	23
Stock-based compensation charge to general and administrative expenses	2	15
Insurance recovery	0	(3)
Unrealized gain on oil & gas derivative contracts	(43)	(40)
EBITDAX	$70	$779

** Includes $146 Million of hurricane related charges*